Exhibit 10.30

Corporate Executive Fiscal 2005 Bonus Measurements

The fiscal 2005 bonus plan for corporate executives will be based on year-over-year improvement in Actuant’s Consolidated Combined Management Measure (CMM)

Supporting Definitions:

Consolidated CMM = Net earnings before interest, taxes, and amortization less Asset Carrying Charge of 20% of net debt, shareholders’ equity and accumulated amortization of intangible assets

Bonus Targets:

		0%	100% (Target)	250%

Consolidated CMM		$40.4 million	$44.5 million	$50.5 million

Name	Functional Area		Proposed Bonus Payout @ 100%
Robert Arzbaecher	Chief Executive Officer		$536,000
Andrew Lampereur	Chief Financial Officer		$155,000

Business Unit & Segment Leader Fiscal 2005 Bonus Measurements

The fiscal 2005 bonus plan for segment leaders will be based on year-over-year improvement in segment CMM (70%) and year-over-year improvement in Actuant’s CMM (30%). The fiscal 2005 bonus plan for the European Electrical business unit leader will be based on year-over-year improvement in Business Unit CMM (33%), year-over-year improvement in Actuant’s CMM (33%), and a performance based incentive based on projects assigned by the CEO (34%).

Supporting Definitions:

Business Unit & Segment CMM = Operating Profit (before amortization) less Asset Carrying Charge of 20% of Net Assets Employed

Net Assets Employed = Net accounts receivable + net inventory + prepaid assets + net fixed assets + other long-term assets (excluding intangible assets) - accounts payable – accrued current liabilities

Bonus Targets:

Mark Goldstein; Executive Vice President—

Tools & Supplies CMM	0% payout: Less than or equal to 100% of prior year. 100% payout: 10% improvement over prior year 250% payout: 25% improvement over prior year

Consolidated CMM	See consolidated CMM scale above.

Bonus payout at 100%	$170,000

Bill Blackmore; Executive Vice President—

Engineered Solutions CMM	0% payout: Less than or equal to 100% of prior year. 100% payout: 10% improvement over prior year 250% payout: 25% improvement over prior year

Consolidated CMM	See consolidated CMM scale above.

Bonus payout at 100%	$162,500

Exhibit 10.30

Gustav H.P. Boel; Executive Vice President—

European Electrical CMM	0% payout: Less than or equal to 80% of prior year. 100% payout: 10% improvement over prior year 250% payout: 50% improvement over prior year

Consolidated CMM	See consolidated CMM scale above.

Bonus payout at 100%	$137,500